UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 4, 2008

1-900 Jackpot, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-32247	98-0219399
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3838 Raymert Dr., Suite 3, Las Vegas, NV 89121
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (604) 575-0050

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instructions A.2. below:)

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Echange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13-e4(c))

SECTION 1  -  REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Not applicable.

ITEM 1.02          TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.

ITEM 1.03           BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.

SECTION 2  -  FINANCIAL INFORMATION

ITEM 2.01           COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.

ITEM 2.02            RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not Applicable.

ITEM 2.03            CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Not applicable.

ITEM 2.04            TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable.

ITEM 2.05            COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable.

ITEM 2.06            MATERIAL IMPAIRMENTS.

Not Applicable.

SECTION 3  -  SECURITIES AND TRADING MARKETS

ITEM 3.01            NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable.

ITEM 3.02           UNREGISTERED SALES OF EQUITY SECURITIES.

Not Applicable.

ITEM 3.03           MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Not Applicable

SECTION 4  -  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01            CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Not Applicable.

ITEM 4.02            NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.

SECTION 5  -  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01             CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.

ITEM 5.02             DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Not Applicable.

ITEM 5.03            AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Not Applicable.

ITEM 5.04           TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS.

Not Applicable.

ITEM 5.05           AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

Not Applicable.

ITEM 5.06           CHANGE IN SHELL COMPANY STATUS.

Not Applicable.

SECTION 6  -  ASSET BACKED SECURITIES

ITEM 6.01            ABS INFORMATIONAL AND COMPUTATIONAL MATERIAL.

Not Applicable.

ITEM 6.02             CHANGE OF SERVICER OR TRUSTEE.

Not Applicable.

ITEM 6.03            CHANGE IN CREDIT ENHANCEMENT OR OTHER EXTERNAL SUPPORT.

Not Applicable.

ITEM 6.04             FAILURE TO MAKE A REQUIRED DISTRIBUTION.

Not Applicable.

ITEM 6.05             SECURITIES ACT UPDATING DISCLOSURE.

Not Applicable.

SECTION 7  -  REGULATION FD

ITEM 7.01              REGULATION FD DISCLOSURE.

Not Applicable.

SECTION 8  -  OTHER EVENTS

ITEM 8.01               OTHER EVENTS.

On January 30, 2008 and February 4, 2008, respectively, our board of directors and the holder of a majority in interest of our voting capital stock approved and/or ratified a proposal to amend our certificate of incorporation to change our name from 1-900 Jackpot, Inc. to Exmocare, Inc.  Our Board and majority shareholder believed that our corporate name should no longer reflect that we are primarily engaged in any lottery-related business.  On said dates, our Board and majority shareholder also ratified the execution of  letters of intent/letters of understanding for us to acquire substantially all of the assets of Exmocare, LLC, Exmovere, LLC and Exmogate, LLC (collectively, “the Exmocare Entities”)  The Exmocare Entities are development stage companies engaged in the development, production, sale and monitoring of biosensor technologies used for personal wellness and emergency medical monitoring.   Our agreements with the Exmocare Entities are subject to, among other things, the completion of respective due diligence investigations and  the execution of definitive agreements, which will contain certain conditions which may never be satisfied or waived by the Exmocare Entities or us.  No assurance is given that such definitive agreements will be entered into or close thereafter.  Further, no assurance is given that we will earn revenues or realize profits thereon should these transaction be successfully concluded.

SECTION 9  -  FINANCIAL STATEMENTS AND EXHIBITS

a)	FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

b)	PRO FORMA FINANCIAL INFORMATION

c)	SHELL COMPANY TRANSACTION

d)	EXHIBITS

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1-900 JACKPOT, INC.
(Registrant)

Date: February 11, 2008	/s/ Brian Fisher
Brian Fisher, President